Current and deferred income tax	12 Months Ended
Dec. 31, 2024
Current And Deferred Income Tax
Current and deferred income tax

11	Current and deferred income tax

Accounting policy

The current income tax is calculated based on the tax laws enacted or substantively enacted as of the balance sheet date in the countries where the Company’s entities operate and generate taxable income. Management periodically evaluates positions taken by the Company in the taxes on income returns with respect to situations in which the applicable tax regulations are subject to interpretation.

The Company establishes provisions or records a liability, where appropriate, and when the Company has a present obligation, considering amounts expected to be paid to the tax authorities.

The current income tax is presented net, separated by tax paying entity, in liabilities when there are amounts payable, or in assets when the amounts prepaid exceed the total amount due on the reporting date.

Deferred income tax is provided in full, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws), of the Company’s entities, that have been enacted or substantially enacted at the end of the reporting period and that are expected to be applied when the related deferred income tax asset is realized, or the deferred income tax liability is settled.

Deferred tax assets are recognized only to the extent it is probable that future taxable income will be available against which the temporary deductible differences and/or tax losses can be utilized. Deferred tax assets and liabilities are offset when there is a legally enforceable right and an intention to offset them in the calculation of current taxes, generally when they are related to the same legal entity and the same tax authority. Accordingly, deferred tax assets and liabilities in different entities or in different countries are generally presented separately, and not on a net basis.

Deferred tax liabilities and assets are not recognized for temporary differences between the carrying amounts and tax bases of investments in foreign operations where the Company is able to control the timing of the reversal of the temporary differences and it is probable that the differences will not be reversed in the foreseeable future.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

There are discussions and ongoing disputes with tax authorities related to uncertain tax positions adopted by the Company in the calculation of its income tax, and for which management, supported by its legal counsel, has concluded that it is more-likely-than-not that its positions will be sustained upon examination. In such cases, tax amounts are not recognized.

The Company may have to pay income tax under discussion to continue the legal process either at the judicial or international arbitration levels, even though these taxes have not been provisioned considering the Company’s risk assessment. Such payments may be made in several installments provided that a guarantee is placed before the courts. These amounts are recognized as outstanding under “other assets” as “other tax claim payments”, for potential future recovery in cash or compensation of the future provisions if the Company loses the discussions or if the risk assessment is later revised leading the Company to conclude that it would no longer be more likely than not that its tax positions would be sustained upon examination.

Critical accounting estimates, assumptions and judgments

The Company is subject to income tax in all countries in which it operates where uncertainties arise in the application of complex tax regulations. Significant estimates, assumptions and judgments are required to determine the amount of deferred tax assets that would be recovered since this amount may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on production and sales planning, commodity prices, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.

In addition, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company also exercises judgment in the identification of these uncertainties over income tax treatments which could impact the consolidated financial statements as the Company operates in a complex multinational environment.

The Company and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the tax authorities over the interpretation of the applicable laws and regulations.

(a)	Reconciliation of income tax (expense) benefit

	2024	2023	2022
(Loss) income before income tax	(71,851)	(296,084)	227,971
Luxembourg statutory income tax rate	24.94%	24.94%	24.94%

Expected income tax benefit (expense) at statutory rate	17,920	73,843	(56,856)
ICMS tax incentives permanent difference	-	10,995	19,277
Tax effects of translation of non-monetary assets/liabilities to functional currency	(1,323)	13,686	6,279
Withholding tax on dividends paid by subsidiaries	-	-	(5,263)
Impairment loss of goodwill	-	(12,585)	(18,247)
Special mining levy and special mining tax	(7,868)	(5,366)	(13,321)
Difference in tax rate of subsidiaries outside Luxembourg	12,591	24,665	(10,373)
Tax voluntary disclosure – VAT matters (i)	(2,403)	(29,548)	-
Unrecognized deferred tax on net operating losses (ii)	(25,515)	(52,091)	(66,069)
Adjustment to uncertain income tax (iii)	(94,764)	(5,194)	(3,866)
Other permanent tax differences	(14,194)	(14,131)	(2,544)
Income tax (expense) benefit	(115,556)	4,274	(150,983)

Current	(205,674)	(80,935)	(150,735)
Deferred	90,118	85,209	(248)
Income tax (expense) benefit	(115,556)	4,274	(150,983)

(i) VAT expense related to the tax voluntary disclosure (refer to note 9) is not deductible for income tax purposes and, consequently, Nexa did not recognize a deferred tax asset.

(ii) On December 31, 2024, the Company has not recognized a deferred tax asset over USD 93,385 (2023: USD 154,261) of net operating losses, based on the assessment made by the management that considers the future recoverability of this amount. As of December 31, 2024, the estimated accumulated amount of net operating losses without a deferred tax asset registered is of USD 1,174,837, of which USD 82 have an expiration limit of 5 years, USD 811,564 of 17 years, USD 13,958 of 20 years, and USD 349,232 can be carried forward indefinitely.

(iii) Primarily related to income tax provision of Cerro Lindo Stability Agreement for the years 2014 to 2021. For further details, please refer to note 11 (d).

(b)     Analysis of deferred income tax assets and liabilities

	2024	2023
Tax credits on net operating losses	242,278	228,283

Tax credits on temporary differences
Environmental liabilities	10,847	18,407
Asset retirement obligations	22,498	25,492
Inventory provisions	10,903	10,850
Tax, labor and civil provisions	7,886	9,588
Provision for employee benefits	5,196	7,319
Revaluation of derivative financial instruments	36	111
Others	10,773	16,938

Tax debits on temporary differences
Depreciation, amortization and asset impairment	(70,985)	(29,612)
Added value of assets	(131,663)	(148,798)
Foreign exchange gains	14,222	(26,766)
Capitalized interest	(17,054)	(23,060)
Others	(585)	(20,085)
	104,352	68,667

Deferred income tax assets	236,887	235,073
Deferred income tax liabilities	(132,535)	(166,406)
	104,352	68,667

(c)      Effects of deferred tax on income statement and other comprehensive income

	2024	2023	2022
Balance at the beginning of the year	68,667	(24,886)	(37,277)
Effect on loss for the year	90,118	85,209	(248)
Effect on other comprehensive income – Fair value adjustment	981	(1,269)	998
Effect on other comprehensive income – hedge accounting	535	198	(178)
Effect on other comprehensive income – Translation effect included in cumulative translation adjustment	(50,565)	9,415	8,481
Derecognition of Nexa's share of Enercan's deferred income taxes	-	-	3,338
Divestments – note 1 (a)	(3,348)	-	-
Others	(2,036)	-	-
Balance at the end of the year	104,352	68,667	(24,886)

(d)     Summary of uncertain tax positions on income tax

As of December 31, 2024, the main uncertain tax positions are related to: (i) the interpretation of the application of the Cerro Lindo´s stability agreement; (ii) litigation of transfer pricing adjustments over transactions made with related parties; and (iii) the deductibility of certain costs and expenses.

The estimated amount of these contingent liabilities on December 31, 2024 is USD 430,567 which decreased compared to that estimated on December 31, 2023 of USD 478,329, mainly due to: (i) partial reduction of the amounts related to the 2014, 2015 and 2017 Cerro Lindo’s stability agreement tax assessments, following SUNAT’s recognition that part of these amounts assessed prescribed and are no longer due; (ii) changes in the risk assessment concluding that some positions are unlikely to be sustained, leading to the establishment of new provisions and a decrease in contingent liabilities; and (iii) partially offset by increases from other income tax assessment matters, based on reassessments by internal and external advisors.

SUNAT issued unfavorable decisions against the Company regarding Cerro Lindo´s stability agreement for the years from 2014 to 2017, arguing that the stabilized income tax rate granted under the stability agreement applies only to income generated from the production of 5,000 tons per day, rather than from the Company’s entire production capacity, which expanded over time. The Company has filed strong appeals against these periods decisions. SUNAT is currently auditing 2019 and 2020 tax years, while audit remains open for the year 2021 (when the term of the stability agreement expired).

In the fourth quarter of 2024, SUNAT completed its audit of the 2018 tax period, recognizing that part of the income generated from production in such year was stabilized. In January 2025, Nexa’s management opted to pay USD 18,300 to obtain a 60% reduction in fines and interests. However, the Company will continue its legal defense within the applicable deadlines and, therefore, these payments do not constitute an acknowledgment of liability for the tax debt.

(e)      Pillar 2 – analysis on estimated effects

NEXA is within the scope of the OECD Pillar Two model rules which establish a new global minimum tax framework of 15% minimum tax. Pillar Two legislation was enacted in Luxembourg and in Brazil, already in effect for financial year beginning January 1, 2024, and January 1, 2025, respectively. However, no legislation regarding Pillar Two has been enacted in Peru yet.

The Company performed an assessment of the group’s potential exposure to Pillar Two income taxes by running initial testing under the OECD transitional safe harbor rules based on the most recent information available of tax filings, country-by-country reporting and financial statements for the constituent entities in the group. Based on the assessment performed, the jurisdictions where the Company operates qualify for at least one of the transitional safe harbor rules and management is not currently aware of any circumstances under which this might change. Therefore, the Company does not expect a potential exposure to Pillar Two top-up tax.

(f)      New transfer pricing rules in Brazil

As from January 1, 2024, Law 14.596/2023 became effective and introduced new transfer pricing rules (TP rules) in Brazil. These rules aim to align with the international standards established by the Organization for Economic Cooperation and Development (OECD), according to the arm’s length principle, which stipulates that the terms and conditions of a controlled transaction should be consistent with those that would be established between third parties in comparable transactions. The new rules are expected to affect only transactions involving Nexa BR, as transactions involving Nexa Peru and the Parent Company already comply with international standards established by the OECD.

The Company, with the support of its technical advisors, performed functional and economic analyses of its principal intercompany transactions, having identified and implemented the necessary adaptations during 2024. The Company continues to monitor the impacts of such new legislation and its recently enacted regulations and does not expect a relevant impact for the company and its subsidiaries.